PENTALPHA SURVEILLANCE
i
March 4, 2015
Management's Report on Assessment of 2014 Compliance by Pentalpha
Surveillance, LLC With Applicable Regulation AB Servicing Criteria
Pentalpha Surveillance, LLC (the Asserting Party) is responsible for assessing its compliance, as of and for the year ended December 31, 2014, with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of
Federal Regulations.
The assessment concerns the Asserting Party's servicing efforts for its servicing "Platform," which consists of its servicing activities encompassed by contractual obligations to perform Regulation AB reporting (see the Exhibit for a list of the Asserting Party's Platform of required reporting by the servicing agreements).
The Asserting Party has assessed its compliance with the applicable servicing criteria as of and for the year ended
December 31, 2014. The Asserting Party used the criteria in Paragraph (d) of Section 1122 of Regulation AB (17
C.F.R. 229.1122) to assess its compliance.
Based on such assessment, the Asserting Party believes that as of and for the year ended December 31, 2014, the
Asserting Party has complied in all material respects with the servicing criteria set forth in Item 1122(d) of
Regulation AB relating to its operational advisor role in the servicing of the Platform, except for servicing criteria
1122(d)(1)(i-iv), 1122(d)(2)(i-vii), 1122(d)(3)(i)(C-D) 1122(d)(3)(ii-iv), 1122(d)(4)(i-vi) and 1122(d)(4)(viii-xv), which the Asserting Party has determined as being inapplicable to the activities it performs with respect to the
Platform being serviced (the "applicable servicing criteria").
McGladrey LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the applicable servicing criteria for the reporting period as set forth in this assertion.

PENTALPHA SURVEILLANCE

Appendix A
Regulation AB Reference
Servicing Criterion
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
Applicability/Compliance:
Not applicable.
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a backup servicer for the pool assets are maintained.
Applicability/Compliance:
Not applicable.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate
custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
Applicability/Compliance:
Not applicable.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances are made, reviewed and approved as specified in the transaction agreements.
Applicability/Compliance:
Not applicable.

PENTALPHA SURVEILLANCE

Regulation AB Reference
Servicing Criterion
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction agreements.
For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
§240.13k-1(b)(1) of this chapter.
Applicability/Compliance:
Not applicable.
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
Applicability/Compliance:
Not applicable.
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-
backed securities-related bank accounts, including custodial accounts and related bank clearing accounts. These
reconciliations: (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements;
(C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within
90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(3)(i)(A)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with time frames and other terms set forth in the transaction agreements.
Applicability/Compliance:
Applicable.
1122(d)(3)(i)(B)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the transaction

PENTALPHA SURVEILLANCE

Regulation AB Reference
Servicing Criterion
agreements and applicable Commission requirements. Specifically, such reports provide information calculated in accordance with the terms specified in the transaction agreements.
Applicability/Compliance:
Applicable.
1122(d)(3)(i)(C)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are filed with the Commission as required by its rules and regulations.
Applicability/Compliance:
Not Applicable.
1122(d)(3)(i)(D)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
Applicability/Compliance:
Not Applicable.
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of days specified in the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with canceled checks, or other form of payment, or custodial bank statements.
Applicability/Compliance:
Not applicable.
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
Applicability/Compliance:
Not applicable.

PENTALPHA SURVEILLANCE

Regulation AB Reference
Servicing Criterion
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in
accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e g., escrow) in accordance with the related pool asset documents.
Applicability/Compliance:
Not applicable.
1122(d)(4)(v)
The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
Applicability/Compliance:
Not applicable.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
transaction agreements and related pool asset documents.
Applicability/Compliance:
Not applicable.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and
concluded in accordance with the time frames or other
requirements established by the transaction agreements.
Applicability/Compliance:
Applicable.
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment

PENTALPHA SURVEILLANCE

Regulation AB Reference
Servicing Criterion
rescheduling plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).
Applicability/Compliance:
Not applicable.
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
documents.
Applicability/Compliance:
Not applicable.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements;
(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;
and (C) such funds were returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
Applicability/Compliance:
Not applicable.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
Applicability/Compliance:
Not applicable.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by
the servicer,
or such other number of days specified in the transaction
agreements.
Applicability/Compliance:
Not applicable.
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are
recognized and recorded in accordance with the transaction

PENTALPHA SURVEILLANCE

Regulation AB Reference
Servicing Criterion
agreements.
Applicability/Compliance:
Not applicable.
1122(d)(4)(xv)
Any external enhancement or other support, identified in
Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
Applicability/Compliance:
Not applicable.
March 4, 2015
_/s/____James Callahan____________________________
James Callahan, Executive Director
/s/____Don Simon_________________________________
Don Simon, Chief Operating Officer

PENTALPHA SURVEILLANCE

Appendix B
Issuer
Platform and Public Name of
Securitization
Master Servicer
UBS Commercial Mortgage
Securitization Corp.
UBS-Barclays Commercial
Mortgage Trust 2012-C2,
Commercial Mortgage Pass-
Through Certificates, Series 2012-
C2
Wells Fargo Bank, National
Association
Wells Fargo Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2012-
C8
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities Corp.
J.P. Morgan Chase Commercial
Mortgage Securities Trust 2012-C8
Commercial Mortgage Pass-
Through Certificates, Series 2012-
C-8
Keycorp Real Estate Capital
Markets, Inc.
GS Mortgage Securities
Corporation II
Commercial Mortgage Pass-
Through Certificates, Series 2012-
GCJ9
Wells Fargo Bank, National
Association
Wells Fargo Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2012-
C10
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities Corp.
J.P. Morgan Chase Commercial
Mortgage Securities Trust 2012-
LC9 Commercial Mortgage Pass-
Through Certificates, Series 2012-
LC9
Midland Loan Services, a
division of PNC Bank, National
Association

PENTALPHA SURVEILLANCE

Issuer
Platform and Public Name of
Securitization
Master Servicer
Wells Fargo Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2013-
C12
Wells Fargo Bank, National
Association
Citigroup Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2013-
GCJ11
Wells Fargo Bank, National
Association
Wells Fargo Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2013-
C14
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
J.P. Morgan Chase Commercial
Mortgage Securities Trust 2013-
LC11 Commercial Mortgage Pass-
Through Certificates, Series 2013-
LC11
Midland Loan Services, a
division of PNC Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2013-C12
Commercial Mortgage Pass-
Through Certificates, Series 2013-
C12
Midland Loan Services, a
division of PNC Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
J.P. Morgan Chase Commercial
Mortgage Securities Trust 2013-
C13 Commercial Mortgage Pass-
Through Certificates, Series 2013-
C13
Midland Loan Services, a
division of PNC Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2013-C14
Commercial Mortgage Pass-
Through Certificates, Series 2013-
C14
Midland Loan Services, a
division of PNC Bank, National
Association
GS Mortgage Securities
Corporation II
Commercial Mortgage Pass-
Through Certificates, Series 2013-
GCJ14
Wells Fargo Bank, National
Association
Wells Fargo Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2013-
C16
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2013-C15
Commercial Mortgage Pass-
Through Certificates, Series 2013-
C15
Wells Fargo Bank, National
Association
Platform and Public Name of

PENTALPHA SURVEILLANCE

Issuer
Securitization
Master Servicer
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
J.P. Morgan Chase Commercial
Mortgage Securities Trust 2013-
C16 Commercial Mortgage Pass-
Through Certificates, Series 2013-
C16
Wells Fargo Bank, National
Association
Citigroup Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2013-
GC17
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2013-C17
Commercial Mortgage Pass-
Through Certificates, Series 2013-
C17
Wells Fargo Bank, National
Association
Wells Fargo Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2013-
C18
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2014-C18
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C18
Midland Loan Services, a
division of PNC Bank, National
Association
Wells Fargo Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C20
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2014-C19
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C19
KeyBank, National Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMCC Commercial Mortgage
Securities Trust 2014-C20
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C20
Wells Fargo Bank, National
Association
GS Mortgage Securities
Corporation II
Commercial Mortgage Pass-
Through Certificates, Series 2014-
GC22
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2014-C21
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C21
Wells Fargo Bank, National
Association
Issuer
Platform and Public Name of
Securitization
Master Servicer

PENTALPHA SURVEILLANCE

J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2014-C22
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C22
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2014-C23
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C23
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2014-C24
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C24
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2014-C25
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C25
Wells Fargo Bank, National
Association
J.P. Morgan Chase
Commercial Mortgage
Securities, Corp.
JPMBB Commercial Mortgage
Securities Trust 2014-C26
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C26
Midland Loan Services, a
division of PNC Bank, National
Association
Wells Fargo Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C22
Wells Fargo Bank, National
Association
Wells Fargo Commercial
Mortgage Securities, Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C24
Wells Fargo Bank, National
Association
GS Mortgage Securities
Corporation II
Commercial Mortgage Pass-
Through Certificates, Series 2014-
GC26
Wells Fargo Bank, National
Association
Deutsche Mortgage & Asset
Receiving Corporation
Commercial Mortgage Pass-
Through Certificates, Series 2014-
UBS6
KeyBank, National Association
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-
Through Certificates, Series 2014-
C17
Wells Fargo Bank, National
Association